UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013
_______________

AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	1-14447 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL 60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by AMCOL International Corporation (“AMCOL”) in its Form 12b-25 filed with the Securities and Exchange Commission on March 1, 2013, AMCOL delayed the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 10-K”) pending completion of the restatement of its audited consolidated financial statements for the years ended December 31, 2009, December 31, 2010 and December 31, 2011, and its unaudited consolidated financial statements for the quarter ended March 31, 2012.  The 2012 10-K will be delayed beyond the extended due date available pursuant to Rule 12b-5 under the Securities Exchange Act of 1934, March 16, 2013 (the “Filing Due Date”). AMCOL expects to file its 2012 10-K as soon as reasonably possible.

On March 22, 2013, AMCOL issued a press release disclosing its March 19, 2013 receipt of correspondence from NYSE Regulation, Inc. informing AMCOL that, as a result of its failure to file the 2012 10-K by the Filing Due Date, AMCOL is not currently in compliance with the continued listing requirements of the New York Stock Exchange (“NYSE”), and is subject to certain procedures as specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE’s Listed Company Manual. Such noncompliance is based on AMCOL’s failure to timely file the 2012 10-K.  In accordance with the NYSE’s procedures, AMCOL is required to contact the NYSE to discuss the status of the 2012 10-K and to issue a press release pertaining to the late filing by the fifth business day following the receipt of the NYSE notification. AMCOL has contacted the NYSE to inform them of the filing status and has issued the press release within the five day period.  AMCOL has six months from the Filing Due Date to cure this deficiency.  AMCOL can regain compliance at any time during this six-month cure period once it files its 2012 10-K with the Securities and Exchange Commission.  In the event that AMCOL has failed to cure the deficiency by the expiration of the six-month cure period, the NYSE may grant, at its discretion, a further extension of up to six months trading period, depending on the specific circumstances.

AMCOL’s common stock remains listed on the NYSE under the symbol “ACO,” but will be assigned an “LF” indicator by the NYSE to signify AMCOL’s late filing status.

A copy of AMCOL’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Investors are cautioned that forward-looking statements are inherently uncertain and involve risks and uncertainties which may cause actual results to differ materially from those discussed herein.  Such statements include statements regarding the timing of the filing AMCOL’s 2012 10-K.  There can be no assurance that future developments will be those anticipated by management.  Please refer to the risks and uncertainties detailed from time to time by AMCOL in its periodic filings with the Securities and Exchange Commission.  You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.  AMCOL undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in AMCOL’s expectations.

Item 9.01                      Financial Statements And Exhibits

(c)           Exhibits.

99.1           Press Release dated March 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION
Date:	March 22, 2013	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 22, 2013